UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
Friday, March 4, 2005

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

ONTARIO	000-26256	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C 5L5
(Address of principal executive offices)	(Zip code)

416-596-7664
(Registrant’s telephone number,
including area code)

Item 8.01     Other Events
On March 3, 2005 the Registrant issued the press release attached hereto as Exhibit 99.1.1, and such press release is incorporated in its entirety by reference herein.

Item 8.01      Other Events
On March 4th, 2005 Vitran Corporation Inc. issued a material change report. The material change report is attached as Exhibit 99.1.2 to this report and is incorporated in its entirety by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.
	By:	/s/ Sean P. Washchuk
Date: Friday, March 04, 2005		Name:	Sean P. Washchuk
		Title:	Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
Exhibit 99.1.1	Press Release – dated March 3, 2005
Vitran Approved for Listing on NASDAQ National Market

Exhibit 99.1.2	Other, Material Change Report – dated March 4th, 2005
Vitran’s Common Shares were approved for quotation on the NASDAQ National Market